Exhibit 10.8

AGREEMENT FOR THE PURCHASE OF PARTIAL LEASEHOLDS

This Agreement for the Purchase of Partial Leaseholds (“Agreement”) made and effective this April 28, 2010, by and between Geronimo Holding Corporation (“Seller”) and American Standard Energy, Corp. (“Buyer”).

Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain mineral rights leaseholds held on properties as described in EXHIBIT A, leaseholds in the area known as the “Bakken”

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.   Sale.
Seller agrees to sell, transfer and convey to Buyer, and Buyer agrees to purchase the following partial leaseholds (the “Property”): See EXHIBIT A.

2.   Price.
Buyer shall pay Seller for the Property the sum of 1,080,000 shares in American Standard Energy Corp. Buyer shall make available immediately the right to said shares following delivery of the title to Property to Buyer as provided herein.

3.   Warranty.
Seller warrants that the title to the Property shall be of marketable title free of undisclosed liens, mortgages, leases, or other rights in the Property. If any of the Property sold hereunder does not conform to this limited warranty, Buyer shall notify Seller not more than five days following the end of the discovery of such violation of warranty and for any Property that does not conform to this warranty, Buyer’s sole remedy, and Seller’s sole obligation, shall be to replace the defective Property at Seller’s expense or to release the shares back to American Standard Energy Corp. EXCEPT AS SET FORTH HEREIN, SELLER MAKES NO WARRANTY TO BUYER WITH RESPECT TO THE PROPERTY, AND BUYER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED.

4.   Transfer of Title.
Title to and ownership of the Property shall pass from Seller to Buyer immediately upon execution of this Agreement.

5.   Limitation of Liability.
In no event shall Seller be liable for any special, indirect, incidental or consequential damages arising out of or connected with this Agreement or the Property, regardless of whether a claim is based on contract, tort, strict liability or otherwise, nor shall Buyer’s damages exceed the amount of the purchase price of the Property.

6.   Notices.
Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services.

If to Seller:
Geronimo Holding Corporation
1801 West Texas Avenue
Midland, TX 79701

If to Buyer:
American Standard Energy, Corp.
60 East Rio Salado Parkway
Suite 900
Tempe, AZ 85281

7.   Governing Law.
This Agreement shall be construed and enforced in accordance with the laws of the state of Arizona.

8.   Final Agreement
This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

9.   Severability.
If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

10.  Headings.
Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Geronimo Holding Corporation		American Standard Energy, Corp.

By:	/s/ Randall Capps	By:	/s/ Scott Feldhacker
Randall Capps		Scott Feldhacker
President and C.E.O.		President

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Lessor	Lessee	Legal	Tract	Lease Date	Recording	County
June E. Forsberg	Geronimo Holding Corporation	T155N, R97W, Section 21	SESW, SWSE	2/24/2010	684036	Williams
June E. Forsberg	Geronimo Holding Corporation	T155N, R97W, Section 27	NW, N2SW	2/24/2010	684036	Williams
Chester J. Hamers et ux Ellen M.	W.R. Everett	T157N, R98W, Section 18	S2NE	1/19/2010	683392	Williams
Sylte Minerals Trust	MJ Oil, LLC	T154N, R101W, Section 31	Lots 6, SENE, NESE	2/18/2010	682688	Williams
Silverton Resources	Geronimo Holding Corporation	T157N, R100W, Section 1	SW	02/8/2010	682642	Williams
Silverton Resources	Geronimo Holding Corporation	T157N, R100W, Section 12	NW	02/8/2010	682642	Williams
Silverton Resources	Geronimo Holding Corporation	T157N, R99W, Section 3	S2N2, SE	02/8/2010	682642	Williams
Silverton Resources	Geronimo Holding Corporation	T157N, R99W, Section 7	Lots 3, 4, E2SW	02/8/2010	682642	Williams
Miles Wagner	Geronimo Holding Corporation	T155N, R97W, Section 21	SESW, SWSE	2/1/2010	682641	Williams
Miles Wagner	Geronimo Holding Corporation	T155N, R97W, Section 27	NW, N2SW	2/1/2010	682641	Williams
Faye Whitney	Geronimo Holding Coporation	T155N, R97W, Section 21	SESW, SWSE	2/1/2010	682561	Williams
Faye Whitney	Geronimo Holding Coporation	T155N, R97W, Section 27	NW, N2SW	2/1/2010	682561	Williams
Pamela Jane Crawford	MJ Oil, LLC	T157N, R101W, Section 25	E2NW, W2NE	12/22/2009	682479	Williams
Pamela Jane Crawford	MJ Oil, LLC	T157N, R101W, Section 4	Lots 1, 2, S2NE	12/22/2009	682479	Williams
Cheryl Anne Hapip	XOG Operating, LLC	T153N, R100W, Section 20	SESE	1/12/2010	681786	Williams
Cheryl Anne Hapip	XOG Operating, LLC	T153N, R100W, Section 28	SWNW, NWSW	1/12/2010	681786	Williams
Cheryl Anne Hapip	XOG Operating, LLC	T153N, R100W, Section 29	NE	1/12/2010	681786	Williams

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Cheryl Anne Hapip	XOG Operating, LLC	T153N, R99W, Section 29	W2NW, W2SW, E2SW	1/12/2010	681786	Williams
Cheryl Anne Hapip	XOG Operating, LLC	T153N, R99W, Section 30	E2, E2SW	1/12/2010	681786	Williams
Cheryl Anne Hapip	XOG Operating, LLC	T154N, R100W, Section 15	N2	1/12/2010	681786	Williams
Cheryl Anne Hapip	XOG Operating, LLC	T157N, R96W, Section 6	SESW	1/12/2010	681786	Williams
Cheryl Anne Hapip	XOG Operating, LLC	T157N, R96W, Section 7	S2NW, NENW, N2S2	1/12/2010	681786	Williams
Cheryl Anne Hapip	XOG Operating, LLC	T157N, R97W, Section 2	NE	1/12/2010	681786	Williams
Cheryl Anne Hapip	XOG Operating, LLC	T158N, R97W, Section 35	SE	1/12/2010	681786	Williams
June Hamers	W.R. Everett	T157N, R98W, Section 17	SE	1/21/2010	681272	Williams
Pamela Jane Crawford	MJ Oil, LLC	T158N, R101W, Section 33	NENW, W2NW	12/22/2009	681242	Williams
William E. Bergman	MJ Oil, LLC	T158N, R101W, Section 33	NENW, W2NW	12/22/2009	681241	Williams
John W. Bergman	MJ Oil, LLC	T158N, R101W, Section 33	NENW, W2NW	12/22/2009	681240	Williams
Bradley C. Bergman	MJ Oil, LLC	T158N, R101W, Section 33	NENW, W2NW	12/22/2009	681239	Williams
F. Peter Bergman	MJ Oil, LLC	T158N, R101W, Section 33	NENW, W2NW	12/22/2009	681238	Williams
Pamela Jane Crawford	MJ Oil, LLC	T158N, R101W, Section 28	SW	12/22/2009	681237	Williams
William E. Bergman	MJ Oil, LLC	T158N, R101W, Section 28	SW	12/22/2009	681236	Williams
John W. Bergman	MJ Oil, LLC	T158N, R101W, Section 28	SW	12/22/2009	681235	Williams
Bradley C. Bergman	MJ Oil, LLC	T158N, R101W, Section 28	SW	12/22/2009	681234	Williams
F. Peter Bergman	MJ Oil, LLC	T158N, R101W, Section 28	SW	12/22/2009	681233	Williams
William E. Bergman	MJ Oil, LLC	T157N, R101W, Section 25	E2NW, W2NE	12/22/2009	681231	Williams
William E. Bergman	MJ Oil, LLC	T157N, R101W, Section 4	Lots 1, 2, S2NE	12/22/2009	681231	Williams

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

John W. Bergman	MJ Oil, LLC	T157N, R101W, Section 25	E2NW, W2NE	12/22/2009	681230	Williams
John W. Bergman	MJ Oil, LLC	T157N, R101W, Section 4	Lots 1, 2, S2NE	12/22/2009	681230	Williams
Bradley C. Bergman	MJ Oil, LLC	T157N, R101W, Section 25	E2NW, W2NE	12/22/2009	681229	Williams
Bradley C. Bergman	MJ Oil, LLC	T157N, R101W, Section 4	Lots 1, 2, S2NE	12/22/2009	681229	Williams
F. Peter Bergman	MJ Oil, LLC	T157N, R101W, Section 25	E2NW, W2NE	12/22/2009	681228	Williams
F. Peter Bergman	MJ Oil, LLC	T157N, R101W, Section 4	Lots 1, 2, S2NE	12/22/2009	681228	Williams
Pamela Jane Crawford	MJ Oil, LLC	T156N, R100W, Section 13	NE	12/22/2009	681227	Williams
Bradley C. Bergman	MJ Oil, LLC	T156N, R100W, Section 13	NE	12/22/2009	681226	Williams
John W. Bergman	MJ Oil, LLC	T156N, R100W, Section 13	NE	12/22/2009	681225	Williams
William E. Bergman	MJ Oil, LLC	T156N, R100W, Section 13	NE	12/22/2009	681224	Williams
F. Peter Bergman	MJ Oil, LLC	T156N, R100W, Section 13	NE	12/22/2009	681223	Williams
Christian Parkhurst	MJ Oil, LLC	T154N, R101W, Section 24	NESE	12/19/2009	681221	Williams
Carol A. VanZanden	MJ Oil, LLC	T154N, R101W, Section 24	NESE	12/19/2009	681220	Williams
Rudolph J. Erchinger	MJ Oil, LLC	T154N, R101W, Section 24	NESE	12/19/2009	681219	Williams
Gary Hapip	XOG Operating, LLC	T153N, R100W, Section 20	SESE	1/6/2010	681101	Williams
Gary Hapip	XOG Operating, LLC	T153N, R100W, Section 28	SWNW, NWSW	1/6/2010	681101	Williams
Gary Hapip	XOG Operating, LLC	T153N, R100W, Section 29	NE	1/6/2010	681101	Williams
Gary Hapip	XOG Operating, LLC	T153N, R99W, Section 29	W2NW, W2SW, E2SW	1/6/2010	681101	Williams
Gary Hapip	XOG Operating, LLC	T153N, R99W, Section 30	E2, E2SW	1/6/2010	681101	Williams

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Gary Hapip	XOG Operating, LLC	T154N, R100W, Section 15	N2	1/6/2010	681101	Williams
Gary Hapip	XOG Operating, LLC	T157N, R96W, Section 6	SESW	1/6/2010	681101	Williams
Gary Hapip	XOG Operating, LLC	T157N, R96W, Section 7	S2NW, NENW, N2S2	1/6/2010	681101	Williams
Gary Hapip	XOG Operating, LLC	T157N, R97W, Section 2	NE	1/6/2010	681101	Williams
Gary Hapip	XOG Operating, LLC	T158N, R97W, Section 35	SE	1/6/2010	681101	Williams
Chester J. Hamers et ux Ellen M.	W.R. Everett	T157N, R98W, Section 17	All	1/19/2010	680821	Williams
Chester J. Hamers et ux Ellen M.	W.R. Everett	T157N, R98W, Section 18	SE, E2SW, SENW, Lot 3(39.08)	1/19/2010	680821	Williams
Chester J. Hamers et ux Ellen M.	W.R. Everett	T157N, R98W, Section 20	N2	1/19/2010	680821	Williams
Chester J. Hamers et ux Ellen M.	W.R. Everett	T157N, R98W, Section 21	SE	1/19/2010	680821	Williams
Gary and Sally Parsons	XOG Operating, LLC	T157N, R99W, Section 10	NESE	12/14/2009	680423	Williams
Gary and Sally Parsons	XOG Operating, LLC	T157N, R99W, Section 11	S2SW	12/14/2009	680423	Williams
Gary and Sally Parsons	XOG Operating, LLC	T157N, R99W, Section 12	N2	12/14/2009	680423	Williams
Gary and Sally Parsons	XOG Operating, LLC	T157N, R99W, Section 15	NW	12/14/2009	680423	Williams
Gary and Sally Parsons	XOG Operating, LLC	T157N, R99W, Section 2	S2SE	12/14/2009	680423	Williams
Gary and Sally Parsons	XOG Operating, LLC	T157N, R99W, Section 5	Lots 1(39.98), 2(39.92), 3(39.98), SENW, E2SW	12/14/2009	680423	Williams
Gary and Sally Parsons	XOG Operating, LLC	T157N, R99W, Section 8	N2	12/14/2009	680423	Williams
Gary and Sally Parsons	XOG Operating, LLC	T158N, R99W, Section 34	SE	12/14/2009	680423	Williams
Gary and Sally Parsons	XOG Operating, LLC	T158N, R99W, Section 35	S2S2	12/14/2009	680423	Williams
Rose Marie and Arthur McCrary	XOG Operating, LLC	T157N, R99W, Section 10	NESE	10/14/2009	680422	Williams

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Rose Marie and Arthur McCrary	XOG Operating, LLC	T157N, R99W, Section 11	S2SW	10/14/2009	680422	Williams
Rose Marie and Arthur McCrary	XOG Operating, LLC	T157N, R99W, Section 12	N2	10/14/2009	680422	Williams
Rose Marie and Arthur McCrary	XOG Operating, LLC	T157N, R99W, Section 15	NW	10/14/2009	680422	Williams
Rose Marie and Arthur McCrary	XOG Operating, LLC	T157N, R99W, Section 2	S2SE	10/14/2009	680422	Williams
Rose Marie and Arthur McCrary	XOG Operating, LLC	T157N, R99W, Section 5	Lots 1(39.98), 2(39.92), 3(39.98), SENW, E2SW	10/14/2009	680422	Williams
Rose Marie and Arthur McCrary	XOG Operating, LLC	T157N, R99W, Section 8	N2	10/14/2009	680422	Williams
Rose Marie and Arthur McCrary	XOG Operating, LLC	T158N, R99W, Section 34	SE	10/14/2009	680422	Williams
Rose Marie and Arthur McCrary	XOG Operating, LLC	T158N, R99W, Section 35	S2S2	10/14/2009	680422	Williams
James F. Hapip	XOG Operating, LLC	T157N, R99W, Section 10	NESE	12/14/2009	680421	Williams
James F. Hapip	XOG Operating, LLC	T157N, R99W, Section 11	S2SW	12/14/2009	680421	Williams
James F. Hapip	XOG Operating, LLC	T157N, R99W, Section 12	N2	12/14/2009	680421	Williams
James F. Hapip	XOG Operating, LLC	T157N, R99W, Section 15	NW	12/14/2009	680421	Williams
James F. Hapip	XOG Operating, LLC	T157N, R99W, Section 2	S2SE	12/14/2009	680421	Williams
James F. Hapip	XOG Operating, LLC	T157N, R99W, Section 5	Lots 1(39.98), 2(39.92), 3(39.98), SENW, E2SW	12/14/2009	680421	Williams
James F. Hapip	XOG Operating, LLC	T157N, R99W, Section 8	N2	12/14/2009	680421	Williams
James F. Hapip	XOG Operating, LLC	T158N, R99W, Section 34	SE	12/14/2009	680421	Williams
James F. Hapip	XOG Operating, LLC	T158N, R99W, Section 35	S2S2	12/14/2009	680421	Williams
Marilyn A. Mcintosh, Trustee	MJ Oil, LLC	T156N, R100W, Section 18	S2SE	12/31/2009	680275	Williams
Marilyn A. Mcintosh, Trustee	MJ Oil, LLC	T157N, R101W, Section 4	Lots 1, 2, S2NE	12/31/2009	680275	Williams

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

George A. Meisel et ux Madeline	Huston Energy Corporation	T154N, R100W, Section 7	That portion of Lot 1(36.76) lying South and West of the Little Muddy River	11/21/2009	679058	Williams
Alvin L. Jacobson and Eunice G. Jacobson, H&W	MJ Oil, LLC	T153N, R102W, Section 12	S2SE	11/21/2009	679057	Williams
Gary M. Schmitz	Huston Energy Corporation	T154N, R100W, Section 17	E2SE	10/09/2009	677506	Williams
Gary M. Schmitz	Huston Energy Corporation	T154N, R100W, Section 6	Lot 7, SESW, W2SE	10/09/2009	677505	Williams
Gary M. Schmitz	Huston Energy Corporation	T154N, R100W, Section 7	Lot 1, NENW	10/09/2009	677505	Williams
Alvin L. Jacobson et ux Eunice	Huston Energy Corporation	T154N, R100W, Section 6	Lot 7, SESW, W2SE	10/29/2009	677504	Williams
Alvin L. Jacobson et ux Eunice	Huston Energy Corporation	T154N, R100W, Section 7	Lot 1, NENW	10/29/2009	677504	Williams
Howe Family Inc.	Ritter, Laber and Associates, Inc.	T153N, R100W, Section 9	Lots 2(47.40), 7(51.30), SESE	10/28/2009	677006	Williams
Barbara Rush f/k/a, Barbara Thames Fairley	Huston Energy Corporation	T154N, R101W, Section 10	NENE	10/22/2009	676536	Williams
Barbara Rush f/k/a, Barbara Thames Fairley	Huston Energy Corporation	T154N, R101W, Section 3	S2	10/22/2009	676536	Williams
John Mack Thames, Jr.	Huston Energy Corporation	T154N, R101W, Section 10	NENE	10/22/2009	676535	Williams
John Mack Thames, Jr.	Huston Energy Corporation	T154N, R101W, Section 3	S2	10/22/2009	676535	Williams
James David Thames	Huston Energy Corporation	T154N, R101W, Section 10	NENE	10/22/2009	676534	Williams
James David Thames	Huston Energy Corporation	T154N, R101W, Section 3	S2	10/22/2009	676534	Williams

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Joel Matthew Thames	Huston Energy Corporation	T154N, R101W, Section 10	NENE	10/22/2009	676533	Williams
Joel Matthew Thames	Huston Energy Corporation	T154N, R101W, Section 3	S2	10/22/2009	676533	Williams
Harold Tofte	Ritter, Laber and Associates, Inc.	T153N, R99W, Section 6	Lots 1(40.00), 2(40.00), 3(40.00), 4(37.82), 5(37.86), S2NE, SE	10/29/2009	676502	Williams
Charlene Strand	Ritter, Laber and Associates, Inc.	T153N, R99W, Section 6	Lots 1(40.00), 2(40.00), 3(40.00), 4(37.82), 5(37.86), S2NE, SE	10/29/2009	676501	Williams
Cal Tofte	Ritter, Laber and Associates, Inc.	T153N, R99W, Section 6	Lots 1(40.00), 2(40.00), 3(40.00), 4(37.82), 5(37.86), S2NE, SE	10/29/2009	676500	Williams
Leslie Tofte	Ritter, Laber and Associates, Inc.	T153N, R99W, Section 6	Lots 1(40.00), 2(40.00), 3(40.00), 4(37.82), 5(37.86), S2NE, SE	10/29/2009	676499	Williams
Ekof L. Stokke, et ux	Ritter, Laber and Associates, Inc.	T153N, R100W, Section 1	The East 33 Feet and the South 33 Feet of the E2 of Lot 3	10/28/2009	676498	Williams
Ekof L. Stokke, et ux	Ritter, Laber and Associates, Inc.	T153N, R100W, Section 1	S2NW, N2SW	10/28/2009	676498	Williams
Ekof L. Stokke, et ux	Ritter, Laber and Associates, Inc.	T153N, R100W, Section 14	N2NW	10/28/2009	676498	Williams
Ekof L. Stokke, et ux	Ritter, Laber and Associates, Inc.	T153N, R100W, Section 15	N2NE, SWNE, W2NW, S2SW, N2SE, SWSE	10/28/2009	676498	Williams
Ekof L. Stokke, et ux	Ritter, Laber and Associates, Inc.	T153N, R100W, Section 2	Lots 3(40.24), 4(40.29), S2NW	10/28/2009	676498	Williams
Howe Family Inc.	Ritter, Laber and Associates, Inc.	T153N, R100W, Section 35	Lot 1(39.90), S2NW, SWNE, NESW and tnacres out of the west side of the NWSE, the ten acres being in a triangle	11/6/2009	677088	Williams

Lessor	Lessee	Legal	Tract	Lease Date	Recording	County	Net Acres
Margaret Hanson	W.R Everett	T158N, R102W, sec 5	Lot 4(39.98), S/2NW/4	April 5th, 2010	687447	Williams
			SW/4SE/4, SW/4
		T158N, R102W, sec 7	NE/4, E/2NW/4	April 5th, 2010	687447	Williams

Sonja J. Mickelson	W.R. Everett	T158N, R102W, sec 5	Lot 4(39.98), S/2NW/4	April 5th, 2010	687446	Williams
			SW/4SE/4, SW/4
		T158N, R102W, sec 7	NE/4, E/2NW/4	April 5th, 2010	687446	Williams

June M. Berve, TTE	Infinity Oil, LLC	T159N, R100W, sec 13	SW/4	April 5th, 2010	688432	Williams
		T159N, R100W, sec 14	SE/4	April 5th, 2010	688432	Williams
		T159N, R100W, sec 24	N/2, SE/4	April 5th, 2010	688432	Williams

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Lessor	Lessee	Legal	Tract	Lease Date	Recording	County
Vanchon Birdsbill Stump	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362361	Mountrail
Kathleen Diane Birdsbill	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362362	Mountrail
Michael Charles Birdsbill	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362363	Mountrail
Sonja Red Elk	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362610	Mountrail
Pherris Seth Birdsbill	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362611	Mountrail
Dorean Birdsbill	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362612	Mountrail
Jessica Birdsbill	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362613	Mountrail
Patricial rae Birdsbill	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362614	Mountrail
Gloria Jean Knudson	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362615	Mountrail
Alan Birdsbill	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362616	Mountrail
Darrell Lyman Birdsbill	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362617	Mountrail
Shirley Mae Soldo	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362618	Mountrail
Jan Marie Onstad	MJ Oil, LLC	T150N, R92N, Section 6	E2SE	12/2/2009	362619	Mountrail
Emily McConnell	MJ Oil, LLC	T150N, R92N, Section 7	Lot l	12/3/2009	362360	Mountrail
Charles A. Dearborn	MJ Oil, LLC	T150N, R92N, Section 7	Lot l	12/3/2009	362620	Mountrail
Robby McConnell	MJ Oil, LLC	T150N, R92N, Section 7	Lot l	12/3/2009	362621	Mountrail
Brian Loren McConnell	MJ Oil, LLC	T150N, R92N, Section 7	Lot l	12/3/2009	362622	Mountrail
Jerry and Arlene Spanier	XOG Operating, LLC	T150N, R92W, Section 26	SENW, SWNE, E2SW	9/29/2009	360556	Mountrail
Robert and Loretta Finger	XOG Operating, LLC	T150N, R92W, Section 26	SENW, SWNE, E2SW	9/29/2009	360555	Mountrail
Fayette Juliar	XOG Operating, LLC	T152N, R89W, Section 25	NW	6/17/2009	356323	Mountrail
Leslie J. Spanier	XOG Operating, LLC	T153N, R93W, Section 18	Lot 3, 4, E2SW	8/13/2009	391740	Mountrail
Aaron W. Spanier	XOG Operating, LLC	T153N, R93W, Section 18	Lot 3, 4, E2SW	8/13/2009	391742	Mountrail
Robert and Loretta Finger	XOG Operating, LLC	T153N, R93W, Section 18	Lot 3, 4, E2SW	8/13/2009	391741	Mountrail
Petroleum & Mineral Properties	Geronimo Holding Corporation	T154N, R93W, Section 21	NE	1/13/2010	363789	Mountrail

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Donald J. Wick	John H. Holt Oil Properties, Inc.	T155N, R90W, Section 1	S2SE	11/14/2007	333876	Mountrail
Eileen Wick	John H. Holt Oil Properties, Inc.	T155N, R90W, Section 1	S2SE	11/14/2007	334183	Mountrail
Richard W. Wick	John H. Holt Oil Properties, Inc.	T155N, R90W, Section 1	S2SE	11/15/2007	334157	Mountrail
Vernon D. Wick	John H. Holt Oil Properties, Inc.	T155N, R90W, Section 1	S2SE	11/14/2007	334012	Mountrail
Thomas L. Colvert	John H. Holt Oil Properties, Inc.	T155N, R90W, Section 1	S2SE	11/7/2007	333963	Mountrail
Eileen J. McKinley	John H. Holt Oil Properties, Inc.	T155N, R90W, Section 1	S2SE	11/9/2007	334160	Mountrail
Dean Aker	John H. Holt Oil Properties, Inc.	T155N, R90W, Section 1	S2SE	11/9/2007	334161	Mountrail
John F. Colvert	Double Deuce Land and Minerals	T155N, R90W, Section 1	S2SE	1/11/2005	716/370	Mountrail
Fredrick M. Johnson et ux	RAK Petroleum Company	T155N, R90W, Section 24	All	5/9/2008	341369	Mountrail
Fred Sorenson	XOG Operating, LLC	T155N, R93W, Section 13	NW, SW	10/21/2009	360763	Mountrail
Norman Andrew Kjos	XOG Operating, LLC	T155N, R93W, Section 13	NW, SW	11/10/2009	362430	Mountrail
Olje LLLP	XOG Operating, LLC	T155N, R93W, Section 13	NW, SW	10/26/2009	360935	Mountrail
Lloyd W. Sorenson Trustee	XOG Operating, LLC	T155N, R93W, Section 13	NW, SW	10/27/2009	361079	Mountrail
Irvin C. Weitzel	John H. Holt Oil Properties, Inc.	T156N, R89W, Section 32	NW/4	12/14/2007	336157	Mountrail
Dwight and Suzanne Eiken	John H. Holt Oil Properties, Inc.	T156N, R90W, Section 12	NW, N2SW, SESW, SWSE, SWSW, NWSE	5/12/2008	341450	Mountrail
Alfred E. Eidet, Trustee	Kirk D. Martinez	T156N, R94W, Section 25	SW	7/1/2008	344065	Mountrail
Alfred E. Eidet, TTE	Kirk D. Martine2	T156N, R94W, Section 25	SW	7/1/2008	344064	Mountrail
Myron Lee Burbidge	RAK Petroleum Company	T157N, R89W, Section 33	W2NE, N2NW	11/21/2008	350852	Mountrail

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Paula Jean Dodaro	RAK Petroleum Company	T157N, R89W, Section 33	W2NE, N2NW	11/21/2008	350578	Mountrail
Marilyn Jo Johnson	RAK Petroleum Company	T157N, R89W, Section 33	W2NE, N2NW	11/21/2008	350795	Mountrail
Myron Lee Burbidge	RAK Petroleum Company	T157N, R89W, Section 4	Lot 6, SENE, E2SE	11/21/2008	350852	Mountrail
Paula Jean Dodaro	RAK Petroleum Company	T157N, R89W, Section 4	Lot 6, SENE, E2SE	11/21/2008	350578	Mountrail
Marilyn Jo Johnson	RAK Petroleum Company	T157N, R89W, Section 4	Lot 6, SENE, E2SE	11/21/2008	350795	Mountrail
Myron Lee Burbidge	RAK Petroleum Company	T157N, R89W, Section 9	E2NE	11/21/2008	350852	Mountrail
Paula Jean Dodaro	RAK Petroleum Company	T157N, R89W, Section 9	E2NE	11/21/2008	350578	Mountrail
Marilyn Jo Johnson	RAK Petroleum Company	T157N, R89W, Section 9	E2NE	11/21/2008	350795	Mountrail
Martha Jo & Byrle E. Nichols	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	S/2NW/4, N/2SE/4	5/2/2008	341071	Mountrail
Bobby G. Story	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	5/22/2008	341840	Mountrail
Robert A. Manhart	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	5/13/2008	342121	Mountrail
Sylvia Kay Adams, n/k/a Sylvia Kay Heiney a marrie woman dealing in her sole and separate property	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	S2NW, N2SE	5/2/2008	342120	Mountrail
Virginia Mcllwain, a widow, fka Virginia Roberts Dalrymple	John H. Holt Oil Properties, Inc.	T157N, R90W, 5ection 4	SW	5/21/2008	342446	Mountrail
Jack H. 81 Marion E. Keen	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	5/21/2008	342533	Mountrail

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Susan Nestleroad	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	6/3/2008	342535	Mountrail
Kennard O. Vogel	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	6/13/2008	342663	Mountrail
Sutton Family Revocable Trust	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	6/13/2008	342664	Mountrail
Jean Cooney	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	6/3/2008	343556	Mountrail
Rose McElhiney	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	5/20/2008	344133	Mountrail
Norman H. Vogel, Jr.	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	7/17/2008	344333	Mountrail
Elizabeth Ann Martin	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	7/17/2008	344397	Mountrail
John H. Hughes	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	S2NW, N2SE	8/11/2008	345441	Mountrail
Thomas J. Hughes, III	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	S2NW, N2SE	8/11/2008	345765	Mountrail
Carol S. Edwards	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW	7/30/2008	344920	Mountrail
Raymond and Doris Klier	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 4	SW/4	5/20/2008	341616	Mountrail
Bobby G. Story	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	5/22/2008	341840	Mountrail
Robert A. Manhart	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	5/13/2008	342121	Mountrail
Virginia Mcllwain, a widow, fka Virginia Roberts Dalrymple	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	5/21/2008	342446	Mountrail
Jack H. & Marion E. Keen	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	5/21/2008	342533	Mountrail
Susan Nestleroad	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	7/17/2008	344136	Mountrail

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Kennard O. Vogel	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	6/13/2008	342663	Mountrail
Sutton Family Revocable Trust	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	6/13/2008	342664	Mountrail
Jean Cooney	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	6/3/2008	343556	Mountrail
Rose McElhiney	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	5/20/2008	344133	Mountrail
Norman H. Vogel, Jr.	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	7/17/2008	344333	Mountrail
Elizabeth Ann Martin	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	7/17/2008	344397	Mountrail
Carol S. Edwards	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE	7/30/2008	344920	Mountrail
Raymond and Doris Klier	John H. Holt Oil Properties, Inc.	T157N, R90W, Section 5	SE/4	5/20/2008	341616	Mountrail
Berniece B. Hanson	John H. Holt Oil Properties, Inc.	T157N, R91W, Section 19	E2SW, NWSE, Lot 5(32.60)	4/4/2008	341067	Mountrail
Vesta Skiens	RAK Petroleum Company	T157N, R91W, Section 7	NE	1/31/2008	337258	Mountrail
Berniece B. Hanson	John H. Holt Oil Properties, Inc.	T157N, R92W, Section 23	SE	4/4/2008	341067	Mountrail
Richard and Carolyn Blaine	John H. Holt Oil Properties, Inc.	T157N, R92W, Section 23	SE/4	4/28/2008	341069	Mountrail
Mary and Howard Russell	John H. Holt Oil Properties, Inc.	T157N, R92W, Section 23	SE/4	4/28/2008	341070	Mountrail
Berniece B. Hanson	John H. Holt Oil Properties, Inc.	T157N, R92W, Section 24	NW, W2SW	4/4/2008	341067	Mountrail
Mary and Howard Russell	John H. Holt Oil Properties, Inc.	T157N, R92W, Section 24	NW/4, W/2SW/4	4/28/2008	341070	Mountrail
Richard and Carolyn Blaine	John H. Holt Oil Properties, Inc.	T157N, R92W, Section 24	NW/4, W/2SW/4	4/28/2008	341069	Mountrail

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Berniece B. Hanson	John H. Holt Oil Properties, Inc.	T157N, R92W, Section 26	E2NE, NESE	4/4/2008	341067	Mountrail
Mary and Howard Russell	John H. Holt Oil Properties, Inc.	T157N, R92W, Section 26	E/2NE/4, NE/4SE/4	4/28/2008	341070	Mountrail
Richard and Carolyn Blaine	John H. Holt Oil Properties, Inc.	T157N, R92W, Section 26	E/2NE/4, NE/4SE/4	4/28/2008	341069	Mountrail
RAK Petroluem Company	RAK Petroleum Company	T158N, R89W, Section 19	Lots 3, 4	1/1/2010	363963	Mountrail
Gilbert Kaufman and viola Kaufman	RAK Petroleum Company	T158N, R89W, Section 30	Lots 1, 2, 3, 4, E2NW, SWNE	8/7/2008	345172	Mountrail
Gilbert Kaufman and viola Kaufman	RAK Petroleum Company	T158N, R89W, Section 30	SESE	8/7/2008	345172	Mountrail
RAK Petroluem Company	RAK Petroleum Company	T158N, R89W, Section 30	Lots 1, 2, 3, 4, E2NW, SWNE	1/1/2010	363963	Mountrail
Paul D. Edmonds	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/24/2008	343555	Mountrail
Denver F. Edmonds	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/24/2008	343554	Mountrail
Arnetta M. Carter	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342997	Mountrail
Danny & Connie King	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342668	Mountrail
Judy A. Whitt	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342665	Mountrail
Sherry J. Haley	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342666	Mountrail
Verda Lorraine Taylor	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342667	Mountrail
Jan M. Shelby	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	343000	Mountrail
Jay Lee Gaddie	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342999	Mountrail

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Kermit & Phyllis Gaddie	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342998	Mountrail
Charles E. Wolf, Vicki Talbott AIF	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342777	Mountrail
Velma Earlene Strickland	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342778	Mountrail
Donna & Dennis Haggard	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342776	Mountrail
Deborah & Jacob Miller	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342779	Mountrail
Christina L. Gaddie	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342780	Mountrail
Gail Marie Collins	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	342781	Mountrail
Betty Jean Bates	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	343552	Mountrail
V. Nadine and Harold Rinehart	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	343551	Mountrail
Russell G. Gaddie	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	344135	Mountrail
Dena Sue & Joseph Orozco	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	343553	Mountrail
Jule Ann & Max Troutman	John H. Holt Oil Properties, Inc.	T158N, R90W, Section 20	NW/4	6/10/2008	343075	Mountrail
Bobby G. Story	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 11	S2	5/22/2008	341840	Mountrail
Robert A. Manhart, a widower, individually and as Heir to the Estate of Matyl Manhart, deceased	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 11	S2	6/6/2008	342447	Mountrail

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Virginia Mcllwain, a widow, fka Virginia Roberts Dalrymple	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 11	S2	5/21/2008	342446	Mountrail
Jack H. & Marion E. Keen	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 11	S2	5/21/2008	342533	Mountrail
Kennard O. Vogel	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 11	S2	6/13/2008	342663	Mountrail
Sutton Family Revocable Trust	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 11	S2	6/13/2008	342664	Mountrail
Rose McElhiney	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 11	S2	5/20/2008	344133	Mountrail
Norman H. Vogel, Jr.	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 11	S2	7/17/2008	344333	Mountrail
Elizabeth Ann Martin	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 11	S2	7/17/2008	344397	Mountrail
Carol S. Edwards	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 11	S2	7/30/2008	344920	Mountrail
Patricia R. Erickson	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 21	E2SE	7/14/2008	344134	Mountrail
Patricia R. Erickson	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 21	W2SE	8/4/2008	344782	Mountrail
Delaine Covert	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 21	SE	8/4/2008	345278	Mountrail
Danette Jensen	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 21	SE	8/4/2008	345277	Mountrail
Sharon Gartrell	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 21	SE	8/4/2008	345443	Mountrail
Lynn Erickson	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 21	SE	8/4/2008	345442	Mountrail
DeeAnn Kromko	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 21	SE	8/4/2008	345444	Mountrail
Thiry Minor	RAK Petroleum Company	T158N, R91W, Section 21	SWNW	12/1/2007	334924	Mountrail

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

James S. and Debra J. Johnson	W.R. Everett	T158N, R91W, Section 27	W2NWSE, SWSE, E2SW	11/11/2009	361311	Mountrail
Delaine Covert	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 28	N2	8/4/2008	345278	Mountrail
Danette Jensen	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 28	N2	8/4/2008	345277	Mountrail
Sharon Gartrell	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 28	N2	8/4/2008	345443	Mountrail
Lynn Erickson	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 28	N2	8/4/2008	345442	Mountrail
DeeAnn Kromko	John H. Holt Oil Properties, Inc.	T158N, R91W, Section 28	N2	8/4/2008	345444	Mountrail
Gary Hapip	XOG Operating, LLC	T158N, R93W, Section 18	Lots 1(37.93), 2(37.95), E2NW,
			W2E2, SESW	12/8/2009	364254	Mountrail
Cheryl Anne Hapip	XOG Operating, LLC	T158N, R93W, Section 18	Lots 1(37.93), 2(37.95), E2NW,
			W2E2, SESW	12/8/2009	364255	Mountrail
Gary Hapip	XOG Operating, LLC	T158N, R93W, Section 7	Lots 3(37.89),
			4(37.91), E2SW, SE	12/8/2009	364254	Mountrail
Cheryl Anne Hapip	XOG Operating, LLC	T158N, R93W, Section 7	Lots 3(37.89),
			4(37.91), E2SW, SE	12/8/2009	364255	Mountrail
Bruce and Constance
Bolyard	XOG Operating, LLC	T158N, R94W, Section 1	SWNW, Lot 4	3/25/2009	354635	Mountrail
Marla Vaage, et al	XOG Operating, LLC	T158N, R94W, Section 11	E2SW, W2SE	1/19/2010	364060	Mountrail
Mark Johnson	XOG Operating, LLC	T158N, R94W, Section 11	E2SW, W2SE	1/19/2010	364061	Mountrail
Anette Messman	XOG Operating, LLC	T158N, R94W, Section 11	E2SW, W2SE	1/21/2010	364945	Mountrail
Gary Hapip	XOG Operating, LLC	T158N, R94W, Section 12	SESW, SWSE	12/8/2009	364254	Mountrail
Cheryl Anne Hapip	XOG Operating, LLC	T158N, R94W, Section 12	SESW, SWSE	12/8/2009	364255	Mountrail
Gary Hapip	XOG Operating, LLC	T158N, R94W, Section 13	N2NE	12/8/2009	364254	Mountrail
Cheryl Anne Hapip	XOG Operating, LLC	T158N, R94W, Section 13	N2NE	12/8/2009	364255	Mountrail

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Bruce and Constance Bolyard	XOG Operating, LLC	T158N, R94W, Section 2	Lot 1, SENE	3/25/2009	354635	Mountrail

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Lessor	Lessee	Legal	Tract	Lease Date	Recording	County
USA	Retamco Operating, Inc.	T147N, R98W, Section 10	Bed LTL MO RVR RIPAR; to Lots 1, 2 described by M&B (4.871 acres)	3/01/2007	NDM 96533	McKenzie
USA	Retamco Operating, Inc.	T147N, R98W, Section 3	Bed LTL MO RVR RIPAR; to Lots 1, 2 described by M&B (10.30 acres)	3/01/2007	NDM 96533	McKenzie
USA	Retamco Operating, Inc.	T149N, R103W, Section 21	ALL	11/01/2006	NDM 96166	McKenzie
USA	Retamco Operating, Inc.	T147N, R99W, Section 32	SW	11/01/2006	NDM 96159	McKenzie
Jerry M. Grev Trust A	MJ Oil, LLC	T151N, R102W, Section 23	E2NE	2/18/2010	398601	McKenzie
Jerry M. Grev Trust A	MJ Oil, LLC	T151N, R102W, Section 24	W2NW	2/18/2010	398601	McKenzie
Grev Family Trust #1	MJ Oil, LLC	T151N, R102W, Section 23	E2NE	2/18/2010	398600	McKenzie
Grev Family Trust #1	MJ Oil, LLC	T151N, R102W, Section 24	W2NW	2/18/2010	398600	McKenzie
Blackstone Minerals	XOG Operating, LLC	T153N, R94W, Section 29	SE	12/21/2009	396857	McKenzie
Marilyn A. Mcintosh, Trustee	MJ Oil, LLC	T150N, R102W, Section 1	Lots 3, 4, S2NW	12/31/2009	396451	McKenzie
Dwight Mangel and Jane Mangel, Co-Trustees of the Mangel Family Trust dated September 11, 2009	XOG Operating, LLC	T153N, R94W, Section 29	SE	12/22/2009	396320	McKenzie
Milo Wisness, et ux Julie	XOG Operating, LLC	T153N, R94W, Section 29	SE	12/14/2009	396319	McKenzie

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Paul Wisness et ux Sandi	XOG Operating, LLC	T153N, R94W, Section 29	SE	12/14/2009	396318	McKenzie
First National Bank and Trust Company, TTE of the Vader Family Trust	MJ Oil, LLC	T153N, R101W, Section 18	NE, NESE	11/19/2009	395653	McKenzie
First National Bank and Trust Company, TTE of the Vader Family Trust	MJ Oil, LLC	T153N, R101W, Section 20	Lot l	11/19/2009	395653	McKenzie
First National Bank and Trust Company, TTE of the Vader Family Trust	MJ Oil, LLC	T153N, R101W, Section 7	Lots, 2, 3, 4, SE, S2NE, E2SW	11/19/2009	395653	McKenzie
First National Bank and Trust Company, TTE of the Vader Family Trust	MJ Oil, LLC	T153N, R101W, Section 8	Lot 4, S2S2, NWSW, NESE	11/19/2009	395653	McKenzie
First National Bank and Trust Company, TTE of the Vader Family Trust	MJ Oil, LLC	T153N, R101W, Section 9	Lots 1, 2, 3, 4	11/19/2009	395653	McKenzie
First National Bank and Trust Company, TTE of the Rosenberg Family Trust	MJ Oil, LLC	T153N, R101W, Section 18	NE, NESE	11/19/2009	395652	McKenzie
First National Bank and Trust Company, TTE of the Rosenberg Family Trust	MJ Oil, LLC	T153N, R101W, Section 20	Lot l	11/19/2009	395652	McKenzie

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

First National Bank and Trust Company, TTE of the Rosenberg Family Trust	MJ Oil, LLC	T153N, R101W, Section 7	Lots, 2, 3, 4, SE, S2NE, E2SW	11/19/2009	395652	McKenzie
First National Bank and Trust Company, TTE of the Rosenberg Family Trust	MJ Oil, LLC	T153N, R101W, Section 8	Lot 4, S2S2, NWSW, NESE	11/19/2009	395652	McKenzie
First National Bank and Trust Company, TTE of the Rosenberg Family Trust	MJ Oil, LLC	T153N, R101W, Section 9	Lots 1, 2, 3, 4	11/19/2009	395652	McKenzie
First National Bank and Trust Company, TTE of the Rosenberg Family Trust	MJ Oil, LLC	T153N, R101W, Section 15	E2SE, NESW, NWSE	11/19/2009	395651	McKenzie
First National Bank and Trust Company, Trustee of the Vader Family Trust	MJ Oil, LLC	T153N, R101W, Section 15	E2SE, NESW, NWSE	11/19/2009	395650	McKenzie
Mary Knudsen	MJ Oil, LLC	T153N, R100W, Section 18	NE, NESE	11/19/2009	394962	McKenzie
Mary Knudsen	MJ Oil, LLC	T153N, R100W, Section 7	Lots 2, 3, 4, SE, S2NE, E2SW	11/19/2009	394962	McKenzie
Mary Knudsen	MJ Oil, LLC	T153N, R100W, Section 8	Lot 4, S2S2, NWSW, NESE	11/19/2009	394962	McKenzie
Mary Knudsen	MJ Oil, LLC	T153N, R101W, Section 15	E2SE, NESW, NWNE	11/19/2009	394962	McKenzie
Karen L. Rice	MJ Oil, LLC	T153N, R100W, Section 18	NE, NESE	11/19/2009	394961	McKenzie
Karen L. Rice	MJ Oil, LLC	T153N, R100W, Section 7	Lots 2, 3, 4, SE, S2NE, E2SW	11/19/2009	394961	McKenzie

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Karen L. Rice	MJ Oil, LLC	T153N, R100W, Section 8	Lot 4, S2S2, NWSW, NESE	11/19/2009	394961	McKenzie
Karen L. Rice	MJ Oil, LLC	T153N, R101W, Section 15	E2SE, NESW, NWNE	11/19/2009	394961	McKenzie
Hal Leroy Eschenko	Retamco Operating, Inc.	T147N, R99W, Section 22	W2NE, NENW, NWSE	7/23/2008	380764	McKenzie
Hal Leroy Eschenko	Retamco Operating, Inc.	T147N, R99W, Section 28	N2, SE	7/23/2008	380764	McKenzie
Gordon H. Homstad	Retamco Operating, Inc.	T149N, R103W, Section 2	Lots 3, 4, S2NW	3/7/2007	368798	McKenzie
Frank O. Homstad	Retamco Operating, Inc.	T149N, R103W, Section 2	Lots 3, 4, S2NW	3/7/2007	368797	McKenzie
Donald R. Baumrucker	Retamco Operating, Inc.	T149N, R103W, Section 2	Lots 3, 4, S2NW	3/8/2007	368796	McKenzie
David F. Machala	Geronimo Holding Corporation	T152N, R99W, Section 1	ALL	2/12/2010	401435	McKenzie
David F. Machala	Geronimo Holding Corporation	T152N, R99W, Section 12	NW, S2NE, N2SW, SWSW, SE	2/12/2010	401435	McKenzie
David F. Machala	Geronimo Holding Corporation	T152N, R99W, Section 13	S2NW, NWNW, S2SW, NESW	2/12/2010	401435	McKenzie
David F. Machala	Geronimo Holding Corporation	T152N, R99W, Section 24	W2, S2SE, NESE	2/12/2010	401435	McKenzie
David F. Machala	Geronimo Holding Corporation	T152N, R99W, Section 25	N2NW, NWNE	2/12/2010	401435	McKenzie
Richard G. Cernosek	Geronimo Holding Corporation	T152N, R99W, Section 1	ALL	3/18/2010	400938	McKenzie
Richard G. Cernosek	Geronimo Holding Corporation	T152N, R99W, Section 12	NW, S2NE, N2SW, SWSW, SE	3/18/2010	400938	McKenzie
Richard G. Cernosek	Geronimo Holding Corporation	T152N, R99W, Section 13	S2NW, NWNW, S2SW, NESW	3/18/2010	400938	McKenzie
Richard G. Cernosek	Geronimo Holding Corporation	T152N, R99W, Section 24	W2, S2SE, NESE	3/18/2010	400938	McKenzie

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Richard G. Cernosek	Geronimo Holding Corporation	T152N, R99W, Section 25	N2NW, NWNE	3/18/2010	400938	McKenzie
Gus F. Lindemann	Geronimo Holding Corporation	T152N, R99W, Section 1	ALL	3/22/2010	400937	McKenzie
Gus F. Lindemann	Geronimo Holding Corporation	T152N, R99W, Section 12	NW, S2NE, N2SW, SWSW, SE	3/22/2010	400937	McKenzie
Gus F. Lindemann	Geronimo Holding Corporation	T152N, R99W, Section 13	S2NW, NWNW, S2SW, NESW	3/22/2010	400937	McKenzie
Gus F. Lindemann	Geronimo Holding Corporation	T152N, R99W, Section 24	W2, S2SE, NESE	3/22/2010	400937	McKenzie
Gus F. Lindemann	Geronimo Holding Corporation	T152N, R99W, Section 25	N2NW, NWNE	3/22/2010	400937	McKenzie
Beartooth Oil and Gas Company	XOG Operating, LLC	T152N, R102W, Section 5	S2SW, SWSE	1/6/2010	396502	McKenzie
Beartooth Oil and Gas Company	XOG Operating, LLC	T152N, R102W, Section 8	N2, SW	1/6/2010	396502	McKenzie

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010 between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Lessor	Lessee	Legal	Tract	Lease Date	Recording	County
USA	Retamco Operating, Inc.	T141N, R102W, Section 20	S2SE	9/1/2005	NDM 94958	Billings
USA	Retamco Operating, Inc.	T141N, R102W, Section 22	NE, NWSE, SWSE Outside Theodore Roosevelt NP	9/1/2005	NDM 94958	Billings

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010 and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Lessor	Lessee	Legal	Tract	Lease Date	Recording	County
Russell T. Rudy, Ltd	Geronimo Holding Coporation	T142N, R97W, Section 22	N2	2/25/2010		Dunn
Russell T. Rudy, Ltd	Geronimo Holding Coporation	T143N, R96W, Section 4	Lot 4, SWNW, W2SW	2/25/2010		Dunn
Blackstone Minerals	XOG Operating, LLC	T143N, R96W, Section 6	Lots 1, 2, S2NE	12/28/2009	3040912	Dunn
Russell T. Rudy, Ltd	Geronimo Holding Coporation	T143N, R96W, Section 8	E2	2/25/2010		Dunn

Exhibit “A”

To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010, by and between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

Lessor	Lessee	Legal	Tract	Lease Date	Recording	County
Roy Jensen et ux Darlene	W.R. Everett	T159N, R93W, Section 17	S2	2/5/2010	227168	Burke
Marian E. Rice et vir Hilmer T.	W.R. Everett	T159N, R93W, Section 17	S2	2/5/2010	227337	Burke
Willard Olson Family Trust	W.R. Everett	T159N, R93W, Section 17	N2	2/5/2010	227167	Burke
Wanda Friez	W.R. Everett	T159N, R93W, Section 17	S2	2/15/2010	227472	Burke
Deborah Cartwright	W.R. Everett	T159N, R93W, Section 17	S2	2/15/2010	227468	Burke
Connie Tippe	W.R. Everett	T159N, R93W, Section 17	S2	2/15/2010	227471	Burke
Roxane Moen	W.R. Everett	T159N, R93W, Section 17	S2	2/15/2010	227469	Burke
Barbara Webb	W.R. Everett	T159N, R93W, Section 17	S2	2/15/2010	227470	Burke
Roy Jensen et ux Darlene	W.R. Everett	T159N, R93W, Section 19	NE	2/5/2010	227168	Burke
Marian E. Rice et vir Hilmer T.	W.R. Everett	T159N, R93W, Section 19	NE	2/5/2010	227337	Burke
Wanda Friez	W.R. Everett	T159N, R93W, Section 19	NE	2/15/2010	227472	Burke
Deborah Cartwright	W.R. Everett	T159N, R93W, Section 19	NE	2/15/2010	227468	Burke
Connie Tippe	W.R. Everett	T159N, R93W, Section 19	NE	2/15/2010	227471	Burke
Roxane Moen	W.R. Everett	T159N, R93W, Section 19	NE	2/15/2010	227469	Burke
Barbara Webb	W.R. Everett	T159N, R93W, Section 19	NE	2/15/2010	227470	Burke
Roy Jensen et ux Darlene	W.R. Everett	T159N, R93W, Section 8	E2	2/5/2010	227169	Burke
Marian E. Rice et vir Hilmer T.	W.R. Everett	T159N, R93W, Section 8	SE	2/5/2010	227338	Burke
Wanda Friez	W.R. Everett	T159N, R93W, Section 8	SE	2/15/2010	227472	Burke
Deborah Cartwright	W.R. Everett	T159N, R93W, Section 8	SE	2/15/2010	227468	Burke
Connie Tippe	W.R. Everett	T159N, R93W, Section 8	SE	2/15/2010	227471	Burke
Roxane Moen	W.R. Everett	T159N, R93W, Section 8	SE	2/15/2010	227469	Burke
Barbara Webb	W.R. Everett	T159N, R93W, Section 8	SE	2/15/2010	227470	Burke
Roy Jensen et ux Darlene	W.R. Everett	T159N, R93W, Section 9	NW	2/5/2010	227169	Burke
Willard Olson Family Trust	W.R. Everett	T159N, R93W, Section 9	SW	2/5/2010	227167	Burke
Agribank FCB	Geronimo Holding Corporation	T159N, R94W, Section 23	SESE	2/23/2010	227698	Burke

Lessor	Lessee	Legal	Tract	Lease Date	Recording	County	Net Acres
Bob Jorgenson	W.R Everett	T159N, R93W, sec 28	NW/4SW/4	April 24th, 2010	228701	Burke	2.43
		T159N, R93W, sec 29	E/2SW/4, W/2SE/4	April 24th, 2010	228701	Burke	12.74
		T159N, R93W, sec 31	E/2SE/4, NE/4	April 24th, 2010	228701	Burke	9.28571
		T159N, R93W, sec 32	W/2SW/4, NW/4SE74,	April 24th, 2010	228701	Burke	9.27857
			SW/4NE/4

Denise and Howard S. Role	Geronimo H.	T159N, R92W, sec 31	S/2NE/4, N/2SE/4	April 24th, 2010	228867	Burke	30

Agribank	Geronimo H.	T159N, R94W, sec 23	SE/4SE/4	Feb., 23rd, 2010	227698	Burke	20